Exhibit 4.1

Number	STATE OF FLORIDA	Shares

ALTERNATIVE ENERGY PARTNERS, INC.
AUTHORIZED 50,000,000 COMMON SHARES $.0001 PAR VALUE

THIS CERTIFIES THAT _________________ IS THE REGISTERED HOLDER OF _________________________ SHARES OF THE FULLY PAID AND NON-ASSESSABLE CAPITAL STOCK OF

ALTERNATIVE ENERGY PARTNERS, INC.
transferable only on the books of the corporation by the holder hereof in
Person or by Attorney upon surrender of this certificate properly endorsed.
In witness Whereof, the said Corporation has caused this Certificate to be signed
By its duly authorized officers and its Corporate Seal to be hereunto affixed
This ____________ day                               of __________________ A.D., ______.

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM	as tenants in common	UNIF GIFT MIN ACT ___________________	Custodian ___________________
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act_________________________________
	survivorship and not as tenants		(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________________ hereby sell, assign and transfer unto

                                       PLEASE INSERT SOCIAL SECURITY OR OTHER

                                                           IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

X___________________________________________________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)